CFS INVESTMENT TRUST

Supplement Dated November 17, 1995
to Prospectus Dated September 1, 1995

  Although each Fund is permitted to invest without limit in debt securities rated below investment grade, commonly known as "junk bonds," it is not expected that Convertible Fund or Growth Fund will invest as much as 35% of its net assets in such securities. Those securities entail greater risks, including default risks, than those found in higher rated securities. Investors should carefully consider those risks before investing. See "Debt Securities."

  Although each Fund is permitted to invest in convertible securities, only Convertible Fund has a policy of investing at least 65% of its net assets in convertible securities under normal circumstances. Strategic Income Fund and Growth and Income Fund expect that a significant portion of their respective assets will be invested in convertible securities, but there is no minimum percentage of their assets that will be so invested.
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